EXHIBIT 99.1
On August 24, 2026, Ashford Hospitality Trust, Inc. (“Ashford Trust” or the “Company”) completed the sale of the 150-room Embassy Suites Dulles Airport located in Herndon, Virginia (“Embassy Suites Dulles Airport”) for total consideration of approximately $22.3 million in cash, net of selling expenses. Additionally, the Company paid approximately $20.6 million to the mortgage lender. The mortgage loan is secured by 13 hotels including Embassy Suites Dulles Airport.
The following unaudited pro forma financial information of the Company, as of and for the six months ended June 30, 2026, and for the year ended December 31, 2025, has been prepared for informational purposes only and does not purport to be indicative of what would have resulted had the disposition occurred on the date indicated or what may result in the future. The unaudited pro forma consolidated balance sheet assumes the disposition closed on June 30, 2026. The unaudited pro forma consolidated statements of operations for the year ended December 31, 2025, and the six months ended June 30, 2026, assume the disposition closed on January 1, 2025. The unaudited pro forma financial information of the Company reflects the removal of the assets and liabilities of Embassy Suites Dulles Airport and its results of operations, which reflects a non-recurring gain associated with the disposition of the hotel property for the year ended December 31, 2025. The pro forma gain and the related tax effects resulting from the disposition of Embassy Suites Dulles Airport are preliminary. Therefore, the actual results may differ from the amounts reflected in the pro forma financial statements. There are no other non-recurring items associated with the transaction.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
June 30, 2026
(in thousands, except share and per share amounts)

	Ashford Trust Consolidated Historical (A)	Embassy Suites Dulles Airport (B)	Adjustments		Ashford Trust Consolidated Pro Forma
ASSETS
Investments in hotel properties, gross ($82,787 attributable to VIEs)	$2,291,237	$12,722	$—		$2,278,515
Accumulated depreciation ($(7,631) attributable to VIEs)	(747,916)	(7,771)	—		(740,145)
Investments in hotel properties, net ($75,156 attributable to VIEs)	1,543,321	4,951	—		1,538,370
Contract asset	368,298	—	—		368,298
Cash and cash equivalents ($1,563 attributable to VIEs)	72,510	602	22,305	(C) (i)	73,448
			(214)	(C) (i)
			(20,551)	(C) (ii)
Restricted cash ($4,260 attributable to VIEs)	136,985	—	—		136,985
Accounts receivable ($220 attributable to VIEs), net of allowance of $213	38,883	162	—		38,721
Inventories ($24 attributable to VIEs)	2,672	32	—		2,640
Notes receivable, net	12,880	—	—		12,880
Investments in unconsolidated entities	7,110	—	—		7,110
Deferred costs, net ($79 attributable to VIEs)	837	—	—		837
Derivative assets	1,256	—	—		1,256
Operating lease right-of-use assets	37,283	—	—		37,283
Prepaid expenses and other assets ($107 attributable to VIEs)	17,124	53	—		17,071
Due from related parties, net	980	—	—		980
Due from third-party hotel managers	24,240	—	—		24,240
Assets held for sale	70,071	—	—		70,071
Total assets	$2,334,450	$5,800	$1,540		$2,330,190
LIABILITIES AND EQUITY/DEFICIT
Liabilities:
Indebtedness, net ($15,586 attributable to VIEs)	$1,905,747	$14,576	$(5,726)	(C) (ii)	$1,885,445
Debt associated with hotels in receivership	273,971	—	—		273,971
Finance lease liability	17,258	—	—		17,258
Accounts payable and accrued expenses ($15,773 attributable to VIEs)	114,368	714	—		113,654
Accrued interest payable ($146 attributable to VIEs)	31,224	53	—		31,171
Accrued interest associated with hotels in receivership	94,327	—	—		94,327
Dividends and distributions payable	4,247	—	—		4,247
Due to Ashford Inc., net	52,552	—	—		52,552
Due to related parties, net ($3,654 attributable to VIEs)	—	296	—		(296)
Due to third-party hotel managers	1,157	—	—		1,157
Operating lease liabilities	37,676	—	—		37,676
Other liabilities ($28,942 attributable to VIEs)	36,624	—	—		36,624
Liabilities related to assets held for sale	74,813	—	—		74,813
Total liabilities	2,643,964	15,639	(5,726)		2,622,599
Commitments and contingencies
Redeemable noncontrolling interests in operating partnership	20,800	—	—		20,800
Series J Redeemable Preferred Stock, $0.01 par value, 7,684,197 shares issued and outstanding at June 30, 2026	187,498	—	—		187,498
Series K Redeemable Preferred Stock, $0.01 par value, 731,102 shares issued and outstanding at June 30, 2026	18,972	—	—		18,972
Series L Redeemable Preferred Stock, $0.01 par value, 238,191 shares issued and outstanding at June 30, 2026	5,658	—	—		5,658
Series M Redeemable Preferred Stock, $0.01 par value, 550,888 shares issued and outstanding at June 30, 2026	14,096	—	—		14,096
Equity (deficit):
Preferred stock, $0.01 par value, 55,000,000 shares authorized:
Series D Cumulative Preferred Stock, 1,111,127 shares issued and outstanding at June 30, 2026	11	—	—		11
Series F Cumulative Preferred Stock, 1,037,044 shares issued and outstanding at June 30, 2026	10	—	—		10
Series G Cumulative Preferred Stock, 1,470,948 shares issued and outstanding at June 30, 2026	15	—	—		15
Series H Cumulative Preferred Stock, 1,037,956 shares issued and outstanding at June 30, 2026	10	—	—		10
Series I Cumulative Preferred Stock, 1,034,303 shares issued and outstanding at June 30, 2026	11	—	—		11
Common stock, $0.01 par value, 395,000,000 shares authorized, 6,476,491 shares issued and outstanding at June 30, 2026	65	—	—		65
Additional paid-in capital	2,402,052	(9,839)	4,951	(C) (i)	2,402,052
			(214)	(C) (i)
			(14,576)	(C) (ii)
Accumulated deficit	(2,973,059)	—	17,354	(C) (i)	(2,955,954)
			(249)	(C) (ii)
Total stockholders’ equity (deficit) of the Company	(570,885)	(9,839)	7,266		(553,780)
Noncontrolling interest in consolidated entities	14,347	—	—		14,347
Total equity (deficit)	(556,538)	(9,839)	7,266		(539,433)
Total liabilities and equity/deficit	$2,334,450	$5,800	$1,540		$2,330,190
See accompanying notes.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(A)Represents the historical consolidated balance sheet of Ashford Trust as of June 30, 2026, as reported in its Quarterly Report on Form 10-Q, filed on August 12, 2026.
(B)Represents the removal of the historical balance sheet of Embassy Suites Dulles Airport as of June 30, 2026.
(C)Represents adjustments for Ashford Trust’s disposition of Embassy Suites Dulles Airport as of June 30, 2026, which includes: (i) an adjustment for the cash consideration received of approximately $22.3 million, net of selling expenses and cash of approximately $214,000 paid for hotel net working capital and (ii) the cash paid to repay the mortgage loan partially secured by Embassy Suites Dulles Airport.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2025
(in thousands, except per share amounts)

	Ashford Trust Consolidated Historical (A)	Embassy Suites Dulles Airport (B)	Adjustments		Ashford Trust Consolidated Pro Forma
REVENUE
Rooms	$825,623	$6,736	$—		$818,887
Food and beverage	207,588	333	—		207,255
Other hotel revenue	69,643	408	—		69,235
Total hotel revenue	1,102,854	7,477	—		1,095,377
Other	1,534	—	—		1,534
Total revenue	1,104,388	7,477	—		1,096,911
EXPENSES
Hotel operating expenses:
Rooms	198,106	1,728	—		196,378
Food and beverage	139,828	278	—		139,550
Other expenses	392,070	2,593	—		389,477
Management fees	38,264	232	—		38,032
Total hotel expenses	768,268	4,831	—		763,437
Property taxes, insurance and other	59,793	474	—		59,319
Depreciation and amortization	141,295	526	—		140,769
Impairment charges	67,648	—	—		67,648
Advisory services fee	49,039	—	—		49,039
Corporate, general and administrative	20,783	—	—		20,783
Total operating expenses	1,106,826	5,831	—		1,100,995
Gain (loss) on consolidation of VIE and disposition of assets and hotel properties	79,799	—	17,354	(C) (i)	97,153
Gain (loss) on derecognition of assets	39,054	—	—		39,054
OPERATING INCOME (LOSS)	116,415	1,646	17,354		132,123
Equity in earnings (loss) of unconsolidated entities	(325)	—	—		(325)
Interest income	4,739	—	—		4,739
Interest expense and amortization of discounts and loan costs	(256,229)	(1,683)	—		(254,546)
Interest expense associated with hotels in receivership	(39,038)	—	—		(39,038)
Write-off of premiums, loan costs and exit fees	(8,853)	(129)	—		(8,724)
Gain (loss) on extinguishment of debt	335	—	(249)	(C) (ii)	86
Realized and unrealized gain (loss) on derivatives	(5,346)	—	—		(5,346)
INCOME (LOSS) BEFORE INCOME TAXES	(188,302)	(166)	17,105		(171,031)
Income tax (expense) benefit	143	—	—		143
NET INCOME (LOSS)	(188,159)	(166)	17,105		(170,888)
(Income) loss attributable to noncontrolling interest in consolidated entities	5,058	—	—		5,058
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	3,262	—	(247)	(C) (iv)	3,015
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(179,839)	(166)	16,858		(162,815)
Preferred dividends	(28,216)	—	—		(28,216)
Deemed dividends on redeemable preferred stock	(6,949)	—	—		(6,949)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(215,004)	$(166)	$16,858		$(197,980)
INCOME (LOSS) PER SHARE - BASIC:
Net income (loss) attributable to common stockholders	$(35.99)				$(33.14)
Weighted average common shares outstanding—basic	5,974				5,974
INCOME (LOSS) PER SHARE - DILUTED:
Net income (loss) attributable to common stockholders	$(35.99)				$(33.14)
Weighted average common shares outstanding—diluted	5,974				5,974
See accompanying notes.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
Six Months Ended June 30, 2026
(in thousands, except per share amounts)

	Ashford Trust Consolidated Historical (A)	Embassy Suites Dulles Airport (B)	Adjustments		Ashford Trust Consolidated Pro Forma
REVENUE
Rooms	$409,643	$3,807	$—		$405,836
Food and beverage	98,577	192	—		98,385
Other hotel revenue	32,425	224	—		32,201
Total hotel revenue	540,645	4,223	—		536,422
Other	327	—	—		327
Total revenue	540,972	4,223	—		536,749
EXPENSES
Hotel operating expenses:
Rooms	92,222	872	—		91,350
Food and beverage	65,571	197	—		65,374
Other expenses	181,168	1,499	—		179,669
Management fees	18,624	133	—		18,491
Total hotel expenses	357,585	2,701	—		354,884
Property taxes, insurance and other	28,073	264	—		27,809
Depreciation and amortization	60,634	267	—		60,367
Impairment charges	112,649	—	—		112,649
Advisory services fee	34,222	—	—		34,222
Corporate, general and administrative	2,927	—	—		2,927
Total operating expenses	596,090	3,232	—		592,858
Gain (loss) on disposition of assets and hotel properties	250,076	—	—		250,076
Gain (loss) on derecognition of assets	14,618	—	—		14,618
OPERATING INCOME (LOSS)	209,576	991	—		208,585
Equity in earnings (loss) of unconsolidated entities	(155)	—	—		(155)
Interest income	1,969	—	—		1,969
Other income (expense)	3,223	—	—		3,223
Interest expense and amortization of discounts and loan costs	(129,224)	(837)	—		(128,387)
Interest expense associated with hotels in receivership	(15,427)	—	—		(15,427)
Write-off of premiums, loan costs and exit fees	(1,559)	—	—		(1,559)
Gain (loss) on extinguishment of debt	(1,975)	—	—		(1,975)
Realized and unrealized gain (loss) on derivatives	801	—	—		801
INCOME (LOSS) BEFORE INCOME TAXES	67,229	154	—		67,075
Income tax (expense) benefit	(3,305)	—	37	(C) (iii)	(3,268)
NET INCOME (LOSS)	63,924	154	37		63,807
(Income) loss attributable to noncontrolling interest in consolidated entities	996	—	—		996
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	(699)	—	2	(C) (iv)	(697)
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	64,221	154	39		64,106
Preferred dividends	(5,428)	—	—		(5,428)
Deemed dividends on redeemable preferred stock	(9,200)	—	—		(9,200)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$49,593	$154	$39		$49,478
INCOME (LOSS) PER SHARE - BASIC:
Net income (loss) attributable to common stockholders	$7.70				$7.68
Weighted average common shares outstanding—basic	6,442				6,442
INCOME (LOSS) PER SHARE - DILUTED:
Net income (loss) attributable to common stockholders	$0.70				$0.70
Weighted average common shares outstanding—diluted	83,944				83,944
See accompanying notes.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(A)Represents the historical consolidated statement of operations of Ashford Trust for the year ended December 31, 2025, as reported in its Annual Report on Form 10-K for the year ended December 31, 2025, filed on March 23, 2026 and the historical consolidated statement of operations of Ashford Trust for the six months ended June 30, 2026, as reported in its Quarterly Report on Form 10-Q for the six months ended June 30, 2026, filed on August 12, 2026.
(B)Represents the removal of the historical consolidated statements of operations of Embassy Suites Dulles Airport for the year ended December 31, 2025 and the six months ended June 30, 2026.
(C)Represents adjustments for the Company’s sale of Embassy Suites Dulles Airport, which includes: (i) the estimated non-recurring gain on the disposition of Embassy Suites Dulles Airport for the year ended December 31, 2025; (ii) an adjustment for write off of loan costs; (iii) an adjustment for the estimated tax effect of the hotel no longer being part of the consolidated group for the six months ended June 30, 2026; and (iv) the net (income) loss allocated to redeemable noncontrolling interests in operating partnership related to the disposition of Embassy Suites Dulles Airport, including the estimated non-recurring gain for the year ended December 31, 2025, based on an ownership percentage of 1.43% for the year ended December 31, 2025 and 1.41% for the six months ended June 30, 2026. There was no material estimated tax effect of the hotel no longer being part of the consolidated group for the year ended December 31, 2025. The pro forma gain resulting from the disposition of Embassy Suites Dulles Airport is preliminary. The actual results may differ from the amounts reflected in the pro forma financial statements.